EATON VANCE EMERGING MARKETS LOCAL INCOME FUND
EATON VANCE GLOBAL MACRO ABSOLUTE RETURN FUND
EATON VANCE GLOBAL MACRO ABSOLUTE RETURN ADVANTAGE FUND
EATON VANCE INTERNATIONAL MULTI-MARKET LOCAL INCOME FUND
EATON VANCE STRATEGIC INCOME FUND
Supplement to Prospectus dated March 1, 2011

1. The following replaces the third paragraph under "Investment Objectives & Principal Policies and Risks":

The Strategic Income Fund currently seeks its objective by primarily investing in one or more of the following Portfolios:

Boston Income Portfolio	High Income Opportunities Portfolio
Emerging Markets Local Income Portfolio	International Income Portfolio
Floating Rate Portfolio	Investment Grade Income Portfolio
Global Macro Absolute Return Advantage Portfolio	MSAR Completion Portfolio (formerly Multi-Sector Option Strategy
Portfolio)
Global Macro Portfolio	Parametric Structured Absolute Return Portfolio
Global Opportunities Portfolio	Short-Term U.S. Government Portfolio (formerly Investment Portfolio)

2. The following replaces the first paragraph under "Overview" in "Investment Objectives & Principal Policies and Risks":

Overview. Each Fund’s investments may include foreign and domestic securities and other instruments, including sovereign debt (including U.S. Treasuries), mortgage-backed securities ("MBS"), floating-rate bank loans, secured floating-rate bank loans, municipal securities, corporate debt, other fixed-income securities (including taxable municipal securities), equity securities and commodities related investments. Each Fund engages in derivative transactions to seek to enhance total return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the duration of obligations held, to manage certain investment risks and/or as a substitute for the purchase or sale of securities or currencies. Global Macro Absolute Return Fund invests, under normal market conditions, at least 50% of net assets in investment grade investments (rated at least BBB by Standard & Poor’s Ratings Group ("S&P"), Fitch Ratings ("Fitch") or Baa by Moody’s Investors Service, Inc. ("Moody’s")) and may invest the remainder of its assets in lower-rated or unrated investments. Global Macro Absolute Return Advantage Fund may invest in securities of any investment grade, including those rated below investment grade (which are those rated below Baa by Moody’s, or below BBB by S&P or Fitch) or in unrated securities considered to be of comparable quality by the investment adviser ("junk investments"). Global Macro Absolute Return Fund and Strategic Income Fund may invest up to 10% of net assets and Emerging Markets Local Income Fund and International Multi-Market Local Income Fund may invest up to 5% of net assets in equity securities. Global Macro Absolute Return Fund and International Multi-Market Local Income Fund normally invest in at least three different countries (one of which is the United States). Global Macro Absolute Return Advantage Fund normally invests at least 40% of its net assets in foreign investments. For purposes of determining compliance with this requirement and Emerging Markets Local Income Fund’s 80% Policy the absolute value of the notional amount of long and short derivative positions will be treated as Fund assets. Each Fund may borrow for investment purposes and engage in securities lending.

3. The following is added to the end of "Derivatives" under "Investment Objectives & Principal Policies and Risks":

Certain derivative transactions may give rise to a form of leverage. The Fund is required to segregate or "earmark" liquid assets or otherwise cover the Fund’s obligation created by a transaction that may give rise to leverage. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage may cause the Fund to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The loss on leverage investments may substantially exceed the initial investment.

4. The following replaces the first paragraph under "General" in "Investment Objectives & Principal Policies and Risks":

General. Unless otherwise stated, the Fund’s investment objective and certain other policies may be changed without shareholder approval. Shareholders will receive 60 days’ written notice of any material change in the investment objective. During unusual market conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents temporarily, which may be inconsistent with its investment objective(s) and other policies. The Fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or the Statement of Additional Information. While at times the Fund may use alternative investment strategies in an effort to limit its losses, it may choose not to do so.

5. The following replaces the first paragraph in "Valuing Shares":

Each Fund values its shares once each day only when the New York Stock Exchange (the "Exchange") is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The purchase price of Fund shares is their net asset value (plus a sales charge for Class A shares), which is derived from the value of Fund holdings. When purchasing or redeeming Fund shares through a financial intermediary, your financial intermediary must receive your order by the close of the Exchange in order for the purchase price or the redemption price to be based on that day’s net asset value per share. It is the financial intermediary’s responsibility to transmit orders promptly. Each Fund may accept purchase and redemption orders as of the time of their receipt by certain financial intermediaries (or their designated intermediaries).

6. The following is added as the second paragraph under "Purchasing Shares":

On October 1, 2010, Eaton Vance Global Macro Absolute Return Fund discontinued all sales of its shares, except shares purchased by: (1) existing shareholders (including shares acquired through the reinvestment of dividends and distributions); (2) qualified retirement plans that had selected the Fund as an investment option prior to the close of business on October 1, 2010; or (3) feebased programs: (a) sponsored by financial intermediaries for which investment decisions are made on a centralized basis at the discretion of the firm (e.g., model portfolios managed by a firm or its investment committee) and (b) that had selected the Fund prior to the close of business on October 1, 2010. Sales of Fund shares may be further restricted or re-opened in the future.

7. The following replaces the third and fourth paragraphs under "Restrictions on Excessive Trading and Market Timing" in "Purchasing Shares":

The Boards of Trustees of the Eaton Vance funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects. Pursuant to these policies, if an investor (through one or more accounts) makes more than one round-trip (being a purchase, including an exchange purchase, followed or proceeded by a redemption, including an exchange redemption, followed or proceeded by a purchase, including an exchange purchase) within 90 days, it generally will be deemed to constitute market timing or excessive trading. Under the policies, the Fund or its principal underwriter will reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in the Eaton Vance funds if the Fund or the principal underwriter determines that a proposed transaction involves market timing or excessive trading that it believes is likely to be detrimental to the Fund. The Fund and its principal underwriter use reasonable efforts to detect market timing and excessive trading activity, but they cannot ensure that they will be able to identify all cases of market timing and excessive trading. The Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the Fund are inherently subjective and will be made in a manner believed to be in the best interest of a Fund’s shareholders. No Eaton Vance fund has any arrangement to permit market timing.

The following fund share transactions generally are exempt from the market timing and excessive trading policy described above because the Fund and the principal underwriter believe they generally do not raise market timing or excessive trading concerns:

  transactions made pursuant to a systematic purchase plan or as the result of automatic reinvestment of dividends or distributions, or initiated by the Fund (e.g., for failure to meet applicable account minimums);

  transactions made by participants in employer sponsored retirement plans involving participant payroll or employer contributions or loan repayments, redemptions as part of plan terminations or at the direction of the plan, mandatory retirement distributions, or rollovers;

  transactions made by model-based discretionary advisory accounts;

  transactions made by an Eaton Vance fund that is structured as a "fund-of-funds", provided the transactions are in response to fund inflows and outflows or are part of a reallocation of fund assets in accordance with its investment policies; or

  transactions in shares of Eaton Vance U.S. Government Money Market Fund.

8. The following replaces "Distribution and Service Fees" in "Sales Charges":

Distribution and Service Fees. Class A, Class B, Class C and Class R shares have in effect plans under Rule 12b-1 that allow each Fund to pay distribution fees for the sale and distribution of shares (so-called “12b-1 fees”) and service fees for personal and/or shareholder account services. Class B and Class C shares pay distribution fees to the principal underwriter of 0.75% of average daily net assets annually. Class R shares pay distribution fees of 0.25% annually of average daily net assets. Although there is no present intention to do so, Class R shares could pay distribution fees of up to 0.50% annually upon Trustee approval. Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. The principal underwriter compensates financial intermediaries on sales of Class B and Class C shares (except exchange transactions and reinvestments) in an amount equal to 4% and 1%, respectively, of the purchase price of the shares. After the first year, financial intermediaries also receive 0.75% of the value of Class C shares in annual distribution fees. Class B, Class C and Class R also pay service fees to the principal underwriter equal to 0.25% of average daily net assets annually. Class A shares pay distribution and service fees equal to 0.30% (0.25% in the case of Strategic Income Fund Class A) of average daily net assets annually. After the sale of shares, the principal underwriter receives the Class A distribution and service fees and the Class B and Class C service fees for one year and thereafter financial intermediaries generally receive a 0.25% service fee annually based on the value of shares sold by such dealers for shareholder servicing performed by such financial intermediaries. After the sale of Class R shares, the principal underwriter generally pays service fees to financial intermediaries based on the value of shares sold by such dealers. Distribution and service fees are subject to the limitations contained in the sales charge rule of the Financial Industry Regulatory Authority.

9. The following replaces the third paragraph under "Information About the Funds" in "Shareholder Account Features":

Each Fund will file with the Securities and Exchange Commission (“SEC”) a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q. Each Fund’s annual and semiannual reports (as filed on Form N-CSR) and each Form N-Q may be viewed on the SEC’s website (www.sec.gov). The most recent fiscal and calendar quarter end holdings may also be viewed on the Eaton Vance website (www.eatonvance.com). Portfolio holdings information that is filed with the SEC is posted on the Eaton Vance website approximately 60 days after the end of the quarter to which it relates. Portfolio holdings information as of each month end is posted to the website approximately one month after such month end. Each Fund also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation) as of the most recent calendar quarter end on the Eaton Vance website approximately ten business days after the calendar quarter end and each Fund may also post performance attribution as of a month end or more frequently if deemed appropriate.

10. The following replaces "Exchange Privilege" in "Shareholder Account Features":

Exchange Privilege. You may exchange your Fund shares for shares of the same Class of another Eaton Vance fund. Exchanges are made at net asset value. If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase of Fund shares. Class C shares may be exchanged for Class I shares held in a proprietary fee-

based program sponsored by a financial intermediary, provided that the Class C shares are no longer subject to a CDSC and the conditions for investing in Class I shares described in the applicable prospectus are satisfied.

Before exchanging, you should read the prospectus of the new fund carefully. Exchanges are subject to the terms applicable to purchases of the new fund’s shares as set forth in its prospectus. If you wish to exchange shares, write to the transfer agent (see back cover for address), log on to your account at www.eatonvance.com or call 1-800-262-1122. Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time. You will receive at least 60 days’ notice of any material change to the privilege. This privilege may not be used for “market timing” and may be terminated for market timing accounts or for any other reason. For additional information, see "Restrictions on Excessive Trading and Market Timing" under "Purchasing Shares". Ordinarily exchanges between different Funds are taxable transactions for federal tax purposes, while permitted exchanges of Class C shares for Class I shares are not. Shareholders should consult their tax advisors regarding the applicability of federal, state, local and other taxes to transactions in Fund shares.

11. The following replaces the first paragraph in "Additional Tax Information":

Each Fund declares dividends daily and ordinarily pays distributions monthly, except for Global Macro Absolute Return Advantage Fund which will pay distributions at least annually. Your account will be credited with dividends beginning on the business day after the day when the funds used to purchase your Fund shares are collected by the transfer agent. Different classes may distribute different dividend amounts. Distributions of investment income and net gains from investments held for one year or less will be taxable as ordinary income. Distributions of any net gains from investments held for more than one year are taxable as long-term capital gains. Taxes on distributions of capital gains are determined by how long a Portfolio or a Fund owned the investments that generated the gains, rather than how long a shareholder has owned his or her shares in the Fund. A majority of the Fund’s distributions may be taxed as ordinary income. For taxable years beginning on or before December 31, 2012, distributions of investment income designated by a Fund as derived from "qualified dividend income" (as further described in the Statement of Additional Information) will be taxable to shareholders at the rates applicable to long-term capital gain provided holding period and other requirements are met by the shareholder and the Portfolio or Fund (as applicable). The Fund’s distributions are taxable whether they are paid in cash or reinvested in additional shares. A portion of the Fund’s distributions may be eligible for the dividends-received deduction for corporations.

12. The following replaces "Global Macro Portfolio" in "Further Information About the Portfolios":

Global Macro Portfolio. The Portfolio’s investment objective is total return. The Portfolio seeks its investment objective by investing in securities, derivatives and other instruments to establish long and short investment exposures around the world. The Portfolio normally invests in multiple countries and may have significant exposure to foreign currencies. The Portfolio’s long and short investments primarily are sovereign exposures, including sovereign debt, currencies, and interest rates. The Portfolio may also invest in corporate debt and equity issuers, both foreign and domestic, including banks, and commodities-related investments. The Portfolio invests, under normal market conditions, at least 50% of net assets in investment grade investments (rated at least BBB by S&P or Fitch or Baa by Moody’s) and may invest the remainder of its assets in lower-rated or unrated investments. The Portfolio’s investments may be highly concentrated in a geographic region or country, typically including less-developed countries, characterized as emerging and frontier markets. Normally, not more than 25% of the Portfolio’s assets are invested in securities or issuers in any one foreign country or denominated in any one currency other than the U.S. dollar or the euro. The Portfolio may engage in repurchase agreements, reverse repurchase agreements, forward commitments, short sales and securities lending. The Portfolio may borrow for investment purposes. The Portfolio is a non-diversified fund. For the fiscal year ended October 31, 2010, the effective annualized rate of investment advisory fee paid to BMR, based on average daily net assets of the Portfolio, was 0.53%.

13. The following replaces "Global Macro Absolute Return Advantage Portfolio" in "Further Information About the Portfolios":

Global Macro Absolute Return Advantage Portfolio. The Portfolio’s investment objective is total return. The Portfolio seeks its investment objective by investing in securities, derivatives and other instruments to establish long and short investment exposures around the world. The Portfolio normally invests at least 40% of its net assets in foreign investments and may have significant exposure to foreign currencies. For purposes of determining compliance with this requirement the absolute value of the notional amount of long and short derivative positions will be treated as Portfolio assets. The Portfolio’s long and short investments primarily are sovereign exposures, including sovereign debt, currencies, and interest rates. The Portfolio may also invest in corporate debt and equity issuers, both foreign and domestic, including banks, and commodities-related investments. The Portfolio’s investments may be highly concentrated in a geographic region or country and typically a portion will be invested in emerging market countries. The Portfolio may engage in repurchase agreements, reverse repurchase agreements, forward commitments, short sales and securities lending. The Portfolio may borrow for investment purposes. The Portfolio is a non-diversified fund. For the period from the start of business, August 31, 2010 to the fiscal year ended October 31, 2010, the effective annualized rate of investment advisory fee paid to BMR, based on average daily net assets of the Portfolio, was 1.00%.

14. The following is added under "Further Information About The Portfolios":

Parametric Structured Absolute Return Portfolio. The Portfolio’s investment objective is total return. The Portfolio will seek to achieve its investment objective by utilizing a generally market-neutral strategy with substantially offsetting long and short exposures to major securities and commodities markets. The Portfolio will mix long investments in four structured active strategies employed by Parametric Portfolio Associates LLC (“PPA”) (structured U.S. equity, structured international equity, structured emerging market equity core and structured commodity) with short exposures to the strategies’ corresponding market benchmark indices (S&P 500, MSCI EAFE, MSCI EM and DJ-UBS Commodity Indices). The Portfolio expects to achieve long exposures to the equity markets primarily through investments in individual stocks and long commodity exposures primarily through single commodity swaps. The Portfolio expects to achieve its short index exposures primarily using swaps and futures. Other PPA strategies and accompanying market hedges may, in the future, be incorporated in the Portfolio. The Portfolio intends to establish a wholly-owned subsidiary in the Cayman Islands, PSAR Commodity Subsidiary, Ltd., (the “Subsidiary”) for the purpose of investing in commodity-related investments, as well as any other permitted investments.

15. Effective June 7, 2011, the name of Investment Portfolio has been changed to "Short-Term U.S. Government Portfolio" and the name of Multi-Sector Option Strategy Portfolio has been changed to "MSAR Completion Portfolio".

16. The following replaces "Investment Portfolio." under "Further Information About The Portfolios": Short-Term U.S. Government Portfolio (formerly Investment Portfolio). The Portfolio’s investment objective is to seek total return. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in securities issued, backed or otherwise guaranteed by the U.S. Government or its agencies or instrumentalities (the "80% policy"). The Portfolio may also invest in mortgage-backed securities, corporate bonds, preferred stocks, asset-backed securities and/or money market securities. The Portfolio normally invests at least 90% of its net assets in investment grade securities being those rated BBB or Baa and higher). Additionally, the Portfolio’s dollar-weighted average duration will not exceed three years. The Portfolio may engage in active management techniques, securities lending. Investment Portfolio may borrow from banks to increase investments (“leveraging”). Such borrowings will be unsecured. The Portfolio may borrow an amount (when taken together with any borrowings for temporary purposes) equal to as much as 50% of the value of its net assets (not including such borrowings). Leveraging will exaggerate any increase or decrease in the net asset value of the securities held by the Portfolio and, in that respect, may be considered a speculative practice. In addition, the costs associated with borrowing may exceed the return on investments acquired with borrowed funds. The Portfolio is authorized to participate in non-recourse lending programs. The Portfolio intends to limit its cumulative net investment in such program assets to 5% of its total net assets determined at the time of investment. The Portfolio may enter into forward commitments to purchase Generic MBS, with the total amount of such outstanding commitments not to exceed 10% of the Portfolio’s total net assets. Such forward commitments may be entered into for purposes of investment leverage. The Portfolio may enter into forward commitments to sell Generic MBS, with the total amount of such outstanding commitments not to exceed 50% of the portfolio’s MBS holdings. In addition, the Portfolio at times may enter into mortgage dollar rolls. The Portfolio may engage in short sales of securities. The Portfolio may also take short or long positions with regard to certain Market indices which are synthetic total return swap indices. The Portfolio may engage in securities lending for total return as well as for income, and may invest the collateral received from loans in securities in which it may invest. For the fiscal year ended October 31, 2010, the effective annualized rate of investment advisory fee paid to BMR, based on average daily net assets of the Portfolio, was 0.50%.

September 2, 2011	5312-9/11	GMIIPS6